Exhibit 10.5

JOINDER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND RELEASE AGREEMENT

This JOINDER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND RELEASE AGREEMENT (this “Agreement”) is entered into this 10th day of August, 2026, by and among KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), KATAPULT GROUP, INC., a Delaware corporation (“Holdings”), KATAPULT MIDCO, LLC, a Delaware limited liability company (“New Parent Entity”), KATAPULT HOLDINGS, INC., a Delaware corporation (“Outgoing Parent Entity”), (Borrower, Holdings, and New Parent Entity together, collectively, the “Credit Parties,” and together with Outgoing Parent Entity, collectively, the “Parties”), each of the lenders party to the Loan Agreement (defined below) (individually, each a “Lender” and collectively, the “Lenders”) and MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for itself, as a Lender, and for the other Lenders (in such capacities, “Agent”).

Recitals

A.                 Borrower, Holdings, Outgoing Parent Entity, Lenders and Agent entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 12, 2025 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, including pursuant to that certain Limited Waiver dated September 15, 2025, that certain Limited Waiver dated September 29, 2025, that certain Limited Waiver dated October 13, 2025, that certain Limited Waiver dated October 20, 2025, that certain Limited Waiver dated October 27, 2025, that certain Limited Waiver dated October 29, 2025, that certain Limited Waiver and First Amendment to Amended and Restated Loan and Security Agreement dated November 2, 2025, that certain Limited Waiver and Second Amendment to Amended and Restated Loan and Security Agreement dated December 11, 2025, that certain Limited Waiver dated January 15, 2026, that certain Limited Waiver dated February 13, 2026, that certain Limited Waiver dated March 9, 2026, that certain Limited Waiver dated April 15, 2026, that certain Limited Waiver dated May 5, 2026, and that certain Third Amendment and Limited Waiver to Amended and Restated Loan and Security Agreement dated June 2, 2026, the “Loan Agreement”);

B.                  The Loan Agreement contemplates a “Parent Reorganization Transaction” pursuant to which, among other things, the entity serving as “Parent Entity” thereunder would be released from its obligations upon the contribution of the Equity Interests of Holdings to a new parent-level entity and the joinder of such entity to the Loan Agreement and the other Loan Documents;

C.                  In connection with the consummation of the Katapult Merger Transaction (as defined in the Loan Agreement), the reorganization steps have been completed (or are being completed substantially concurrently herewith), as a result of which Katapult Midco, LLC now owns, directly or indirectly, 100% of the Equity Interests of Holdings and its Subsidiaries, including Borrower;

D.                  Pursuant to the terms of the Loan Agreement, the parties are now executing this Agreement to (i) join Katapult Midco, LLC as the new “Parent Entity” under the Loan Agreement, and (ii) release Outgoing Parent Entity from all obligations under the Loan Agreement and the other Loan Documents; and

E.                  The parties wish to memorialize the foregoing and related matters as set forth herein.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.                   Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.                   Joinder of New Parent Entity.

2.1               Effective as of the Effective Date (as defined below), Katapult Midco, LLC hereby (i) joins and becomes a party to the Loan Agreement in the capacity of “Parent Entity” thereunder, with the same rights, duties, and obligations as the Outgoing Parent Entity had immediately prior to giving effect to this Agreement (other than as expressly modified herein), (ii) assumes all of the obligations of a “Payment Guarantor” and “Indemnity Guarantor” under the Loan Agreement to the same extent as if it had been an original signatory thereto, and (iii) makes each of the representations and warranties set forth in Article V of the Loan Agreement and Section 7 of this Agreement with respect to itself.

2.2               From and after the Effective Date, all references in the Loan Agreement and each other Loan Document to “Parent Entity” shall mean and refer to Katapult Midco, LLC, a Delaware limited liability company.

2.3               From and after the Effective Date, Katapult Midco, LLC shall be a “Credit Party,” a “Payment Guarantor,” an “Indemnity Guarantor,” and a “Guarantor” for all purposes of the Loan Agreement and the other Loan Documents.

3.                   Release of Outgoing Parent Entity.

3.1               Effective as of the Effective Date and simultaneously with the joinder set forth in Section 2 above, Agent and the Lenders party hereto (constituting Requisite Lenders) hereby permanently and unconditionally release, discharge, and relieve Katapult Holdings, Inc. (“Outgoing Parent Entity”) from any and all of its obligations, liabilities, covenants, representations, warranties, and agreements under the Loan Agreement, the Payment Guaranty (including any security interest or pledge granted thereunder with respect to the Equity Interests of Holdings or any other Collateral of the Outgoing Parent Entity), and the Indemnity Guaranty, in each case whether arising before, on, or after the Effective Date (the “Outgoing Parent Entity Release”).

3.2               Without limiting the generality of the foregoing, the Outgoing Parent Entity Release shall encompass (i) the release of all Liens granted by Outgoing Parent Entity upon any of its assets (including, without limitation, the pledge of the Equity Interests of Holdings granted by Outgoing Parent Entity under the existing Payment Guaranty prior to its amendment and restatement), (ii) the release of all guaranty obligations of Outgoing Parent Entity under the existing Payment Guaranty and the existing Indemnity Guaranty (each as in effect prior to its amendment and restatement), and (iii) the release of all other obligations of Outgoing Parent Entity arising under any other Loan Document.

3.3               From and after the Effective Date, Outgoing Parent Entity shall no longer be a “Credit Party,” “Parent Entity,” “Guarantor,” “Payment Guarantor,” or “Indemnity Guarantor” for any purpose under the Loan Agreement or any other Loan Document, and shall have no further obligations thereunder.

3.4               Agent is hereby authorized to file UCC-3 termination statements and other instruments of release as may be necessary to effectuate the Outgoing Parent Entity Release, without further consent of any Lender.

4.                   Amended and Restated Guaranty Documents.

4.1               Concurrently herewith, Holdings, Katapult Midco, LLC, and Agent are executing and delivering (a) that certain Amended and Restated Corporate Guaranty and Security Agreement, by and among Holdings and Katapult Midco, LLC, as guarantors, and Agent (the “A&R Payment Guaranty”), and (b) that certain Amended and Restated Indemnity Guaranty Agreement, by and among Holdings and Katapult Midco, LLC, as guarantors, and Agent (the “A&R Indemnity Guaranty”). From and after the Effective Date, all references in the Loan Agreement to the “Payment Guaranty” shall mean the A&R Payment Guaranty, and all references to the “Indemnity Guaranty” shall mean the A&R Indemnity Guaranty.

5.                   Parent Reorganization Transaction.

5.1              The parties hereto confirm that the Parent Reorganization Transaction contemplated by the Loan Agreement has been consummated, including the transfer of 100% of the Equity Interests of Holdings to Katapult Midco, LLC.

6.                   Conditions Precedent to Effectiveness of this Agreement. The effectiveness of this Agreement is conditioned upon the satisfaction of the following conditions precedent (the date on which such conditions have been satisfied or waived in writing by Agent being the “Effective Date”).

6.1               Agent shall have received this Agreement, duly executed by each Credit Party, Outgoing Parent Entity, the Lenders, and Agent.

6.2               Agent shall have received the A&R Payment Guaranty and the A&R Indemnity Guaranty, each duly executed by the parties thereto, in form and substance satisfactory to Agent.

6.3               Agent shall have received Charter and Good Standing Documents for Katapult Midco, LLC in form and substance satisfactory to Agent in its Permitted Discretion, including (i) a certified copy of the certificate of formation, (ii) a copy of the limited liability company agreement, (iii) a certificate of good standing from the State of Delaware, and (iv) copies of resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents.

6.4               Agent shall have received updated schedules to the Loan Agreement reflecting the joinder of Katapult Midco, LLC, including supplements to Schedule 5.4 (Managers, Managing Members and Directors), Schedule 5.18A (Names), Schedule 5.18B (Location of Offices, Records and Collateral), and Schedule 5.18C (Deposit Accounts and Investment Property), in each case in form and substance reasonably satisfactory to Agent, which updated schedules are attached hereto as Exhibit A.

6.5               Agent shall have received written legal opinions of counsel to the Credit Parties regarding customary closing matters, in form and substance reasonably satisfactory to Agent.

6.6               Agent shall have received evidence that UCC-1 financing statements naming Katapult Midco, LLC as debtor have been filed (or authorized to be filed) in the State of Delaware (and any other applicable jurisdiction) to perfect Agent’s security interest in the Collateral of Katapult Midco, LLC granted pursuant to the A&R Payment Guaranty.

6.7               Agent shall have received evidence reasonably satisfactory to Agent that the Parent Reorganization Transaction (as described in Section 5 hereof) has been consummated, including evidence that Katapult Midco, LLC directly or indirectly owns 100% of the Equity Interests of Holdings.

6.8               Agent shall have received such additional documents, instruments, and information as Agent may have requested in writing at least two (2) Business Days prior to the date hereof.

6.9               The representations and warranties contained or incorporated herein shall be true and correct in all material respects (except to the extent already qualified by materiality, in which case they shall be true and correct in all respects).

6.10             Agent shall have received all fees, charges, and expenses due and payable to Agent and Lenders on or prior to the Effective Date pursuant to the Loan Documents.

6.11             No Default or Event of Default shall have occurred and be continuing.

Agent and each Lender party hereto, by delivering its signature page to this Agreement, shall be deemed to have accepted or been satisfied with (or waived) each condition set forth in this Section 6. The parties hereto hereby agree that notwithstanding any other provision hereof, the Effective Date is August 10, 2026.

7.                   Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, each Credit Party (including, for the avoidance of doubt, Katapult Midco, LLC) hereby represents and warrants to Agent and each Lender as follows:

7.1               The execution, delivery and performance of this Agreement by each such Credit Party has been duly authorized by all requisite action of such Credit Party;

7.2               Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), (b) no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing, (c) each Credit Party is in good standing under the laws of its jurisdiction of organization, and (d) since December 11, 2025, no amendment, modification or other change has been made to (i) the articles of organization (or other applicable charter document), or (ii) the limited liability company agreement (or any other equivalent governing agreement or document) of any Credit Party except those approved by Agent;

7.3               Each Credit Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, the Loan Agreement, and the other Loan Documents;

7.4               The execution and delivery by the Credit Parties of this Agreement and the performance by the Credit Parties of their respective obligations under the Loan Agreement, and the other Loan Documents do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Credit Party, except as already have been obtained or made;

7.5               This Agreement has been duly executed and delivered by each Credit Party and is the binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity); and

7.6               Katapult Midco, LLC is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Delaware. Katapult Midco, LLC owns, directly, 100% of the issued and outstanding Equity Interests of Holdings, free and clear of all Liens other than Liens in favor of Agent for the benefit of itself and the Lenders;

7.7               After giving effect to the transactions contemplated hereby, Katapult Midco, LLC is Solvent; and

7.8               Each Credit Party has reviewed this Agreement and acknowledges and agrees that it (a) understands fully the terms of this Agreement and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other Persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Agent and Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by any Agent, any Lender or any other Person.

8.                   Miscellaneous.

8.1               Integration. This Agreement and the Loan Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Agreement and the Loan Agreement merge into this Agreement and the Loan Agreement.

8.2               Severability. If any term or provision of this Agreement is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.

8.3               Successors and Assigns. Subject to Section 12.2 of the Loan Agreement, this Agreement shall be binding upon and inure to the benefit of the Credit Parties, Outgoing Parent Entity (solely for purposes of Sections 3 and 10 hereof), Agent, and Lenders and their respective successors and permitted assigns, except that the Credit Parties shall not have the right to assign any rights hereunder or any interest herein without Agent’s and the Lenders’ prior written consent.

8.4               WAIVER OF JURY TRIAL. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AGREEMENT.

8.5               No Oral Agreements. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

8.6               Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature.

8.7               Ratification; No Waiver. Each Credit Party ratifies and confirms that all of its obligations under the Loan Documents (including, for the avoidance of doubt, the A&R Payment Guaranty and the A&R Indemnity Guaranty) remain in full force and effect. Nothing in this Agreement shall constitute a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement or the other Loan Documents, or impair any right, privilege or remedy of Agent or any Lender thereunder.

8.8               Further Assurances. The parties agree to execute and deliver such further documents and take such further actions as may be reasonably necessary to effectuate the purposes of this Agreement.

9.                   Release. BORROWER, HOLDINGS AND NEW PARENT ENTITY, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, ARISING DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, IN EACH CASE EXCLUDING FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT (THE “RELEASED CLAIMS”). RELEASED CLAIMS SHALL NOT INCLUDE CLAIMS TO ENFORCE THIS AGREEMENT OR FOR BREACH OF THIS AGREEMENT, IN EACH CASE MADE AFTER THE DATE HEREOF. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.

10.                Acknowledgment and Consent of Outgoing Parent Entity. Katapult Holdings, Inc., in its capacity as Outgoing Parent Entity, hereby:

10.1             acknowledges the terms of this Agreement, including the joinder of Katapult Midco, LLC and the assumption by Katapult Midco, LLC of the obligations previously held by Outgoing Parent Entity under the Loan Agreement and the other Loan Documents;

10.2             consents to and approves the transactions contemplated hereby;

10.3             confirms that it has no claims, counterclaims, offsets, or defenses against Agent or any Lender arising out of or relating to the Loan Agreement or the other Loan Documents as of the date hereof, and hereby releases Agent and each Lender from any and all such claims in the same manner and to the same extent as set forth in Section 9 above, mutatis mutandis; and

10.4             acknowledges that, from and after the Effective Date, it shall have no further obligations under the Loan Agreement or any other Loan Document, subject to its obligations under this Section 10 and any surviving indemnification obligations that accrued prior to the Effective Date (which, for the avoidance of doubt, are released pursuant to Section 3 above).

[Signature pages follow.]

IN WITNESS WHEREOF, this Agreement is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By:	/s/ Russell Falkenstein
Name:	Russell Falkenstein
Title:	Authorized Signatory

HOLDINGS:

KATAPULT GROUP, INC.

By:	/s/ Russell Falkenstein
Name:	Russell Falkenstein
Title:	Authorized Signatory

NEW PARENT ENTITY:

KATAPULT MIDCO, LLC

By:	/s/ Russell Falkenstein
Name:	Russell Falkenstein
Title:	Authorized Signatory

OUTGOING PARENT ENTITY:

KATAPULT HOLDINGS, INC.

By:	/s/ Russell Falkenstein
Name:	Russell Falkenstein
Title:	Authorized Signatory

[Signature Page to Joinder to A&R Loan and Security Agreement and Release Agreement]

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Joinder to A&R Loan and Security Agreement and Release Agreement]

CLASS A-1 LENDERS:

BLUE OWL ASSET Income Fund IV LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET Income Fund (Cayman) IV LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL Asset Income Fund V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL Asset Income Fund (Cayman) V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Joinder to A&R Loan and Security Agreement and Release Agreement]

CLASS A-2 LENDERS:

BLUE OWL Asset Income Fund V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Joinder to A&R Loan and Security Agreement and Release Agreement]